Common Stock	12 Months Ended
Dec. 31, 2014
Common Stock.
Common Stock

16.Common Stock

Share Capital

Each share of common stock is entitled to one vote per share and is entitled to dividends when declared by the Company’s board of directors. As of December 31, 2014 and 2013, there were 55,809,661 and 55,570,361 shares of common stock outstanding, respectively. As of December 31, 2014 and 2013, there was no preferred stock issued and outstanding.

In 2012, the Company issued 317,600 shares of common stock on the exercise of employee stock options with exercise price of $1.60 per share, for total proceeds of $508. The Company received further cash proceeds of $8 on the exercise of stock option for which the shares were issued subsequent to December 31, 2012.

In 2013, the Company issued 360,600 shares of common stock on the exercise of employee stock options with exercise price of $1.60 per share and 118,200 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share, for total proceeds of $848. The Company received further cash proceeds of $18 on the exercise of stock option for which the shares were issued subsequent to December 31, 2013.

In 2014, the Company issued 48,000 shares of common stock on the exercise of employee stock options with exercise price of $1.60 per share and 191,300 shares of common stock on the exercise of employee stock options with exercise price of $2.37 per share, for total proceeds of $512. The Company received further cash proceeds of $51 on the exercise of stock option for which the shares were issued subsequent to December 31, 2014.